Exhibit 10.15(h)

SIXTH AMENDATORY AGREEMENT

This SIXTH AMENDATORY AGREEMENT is made and entered into effective as of the 2nd day of July, 2008 (the "Sixth Amendment Effective Date") by and among STANLEY LOGISTICS, LLC, a Delaware limited liability company, and THE STANLEY WORKS, a Connecticut Corporation, with its principal place of business at 1000 Stanley Drive, New Britain, Connecticut 06053 (collectively "OWNER"), and MAGLA PRODUCTS, LLC, a New Jersey limited liability company with its principal place of business at 159 South Street, P.O. Box 1934, Morristown, New Jersey 07960-7900 (hereinafter "LICENSEE").

WHEREAS, OWNER and LICENSEE have entered into a License Agreement effective November 2, 1998, an Amendatory Agreement dated November II, 1999, a Letter Agreement dated September 29, 2000, a Second Amendatory Agreement dated September 28, 2001, a Third Amendatory Agreement dated December 23, 2002, a Fourth Amendatory Agreement dated as of June 18,2003, and a Fifth Amendatory Agreement dated as of July 18, 2006 (collectively, all of such documents are referred to herein as the "Agreement"); and

                WHEREAS, OWNER and LICENSEE desire to modify and amend the Agreement;

NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, OWNER and LICENSEE agree as follows:

1.	Effective as of the Sixth Amendment Effective Date, the section ROYALTY RATE set forth in EXHIBIT 3 of the Agreement shall be, and it hereby is, amended to include the following:

for the following SKUs sold through
•	#5107/08 Suede Cowhide
•	#1806/07 HiDex Gloves
•	#1638 Signature Utility Plus Gloves
•	#1877/78 Xtreme Utility Gloves
•	#3923 Leather Palm Gloves
•	Other SKUs sold in Wal-Mart Department 11, only if approved by OWNER on a case-by-case basis

2.
Except as modified and amended herein, the terms and conditions of the Agreement shall remain in full force and effect, The Agreement and this Sixth Amendatory Agreement constitute the entire understanding, oral and written, of the parties hereto and may not be changed except by a written document signed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendatory Agreement as of the date first above written.

MAGLA PRODUCTS, LLC	THE STANLEY WORKS

By: /s/ Jordan Glatt	By:
Name:	Name:
Title:	Title:
Date:	Date:

STANLEY LOGISTICS, LLC

By:
Name:
Title:
Date:

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